Exhibit 10.2

J. C. PENNEY CORPORATION, INC.

MIRROR SAVINGS PLAN

AMENDED AND RESTATED, EFFECTIVE FEBRUARY 28, 2007

J. C. PENNEY CORPORATION, INC.

MIRROR SAVINGS PLAN

Amended and Restated Effective February 28, 2007

INTRODUCTION

The J. C. Penney Corporation, Inc. Mirror Savings Plans I and II (“Plans”) were adopted effective January 1, 1999 as part of a program to redesign the Company's qualified and non-qualified savings plans to optimize the retirement savings opportunities for Associates.

The Plans are maintained by the Company on an unfunded basis primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees.

Effective December 31, 2006, the J.C. Penney Corporation Inc. Mirror Savings Plan I was closed to new deferrals and new participants. Effective on January 1, 2007, the J.C. Penney Corporation, Inc. amends and restates Mirror Savings Plan II and renames the plan the J.C. Penney Corporation, Inc. Mirror Savings Plan.

J. C. PENNEY CORPORATION, INC.
MIRROR SAVINGS PLAN

7.02	Separation from Service...........................................................................	13
7.03	Death............................................................................................................	13
7.04	Alternate Form of Payment........................................................................	14
7.05	Hardship Distribution..................................................................................	14
7.06	Fund-Specific Installments or Hardship Distributions.............................	15
7.07	Form of Payments.......................................................................................	15
7.08	Change of Control.......................................................................................	16
7.09	Reemployed Participants...........................................................................	19

ARTICLE EIGHT	AMENDMENT AND TERMINATION.........................................................	20

8.01	Plan Amendment.........................................................................................	20
8.02	Plan Termination.........................................................................................	20
8.03	Automatic Plan Termination.......................................................................	20

ARTICLE NINE	MISCELLANEOUS.....................................................................................	21

9.01	Plan Administration.....................................................................................	21
9.02	Plan Expenses............................................................................................	21
9.03	Effect on Other Benefits.............................................................................	21
9.04	No Guarantee of Employment...................................................................	22
9.05	Disclaimer of Liability.................................................................................	22
9.06	Severability..................................................................................................	22
9.07	Successors..................................................................................................	22
9.08	Governing Law............................................................................................	22
9.09	Construction.................................................................................................	23
9.10	Taxes............................................................................................................	23
9.11	Non-Assignability........................................................................................	23
9.12	Claims Procedure.......................................................................................	23

ARTICLE TEN	SECTION 409A TRANSITION RELIEF....................................................	25

10.01	Priority over Other Provisions....................................................................	25
10.02	Cancellation of Deferrals and Termination of Participation...................	25
10.03	Change in Payment Elections or Conditions on or Before December 31, 2006...................................................................................	25

Exhibit A	Examples of Calculations for the Company Matching Contribution

Appendix A	Document History

ARTICLE ONE

DEFINITIONS

As used herein, the following words and phrases have the following respective meanings unless the context clearly indicates otherwise.

 Active Participant: A Participant who defers part of his or her Compensation for a Plan Year (or part thereof) pursuant to an election to defer.

Associate: Any person who is classified as an associate and employed by an Employer if the relationship between the Employer and such person constitutes the legal relationship of employer and employee.

Beneficiary: The person or persons designated by the Participant on a beneficiary form required by the Company for this purpose to receive benefits payable under the Plan because of the Participant's death.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Company: On and after January 27, 2002, J. C. Penney Corporation, Inc., a Delaware corporation. The term “Company” will also include any successor employer, if the successor employer expressly agrees in writing as of the effective date of succession to continue the Plan.

Company Account: A phantom account established in accordance with Article Three to which Mirror Company Matching, Mirror Retirement Account and Mirror Discretionary contributions plus earnings are credited.

Compensation: The total cash remuneration payable to an Associate for a Plan Year by his or her Employer, that qualifies as wages as the term wages is defined in Code section 3401 (a), determined without regard to any reduction for workers' compensation and state disability insurance reimbursements, and all other compensation payments for which his or her Employer is required to furnish the Associate a written statement under Code sections 6041(d), 6051(a)(3) and 6052, reduced by any extraordinary items of special pay.

In addition, Compensation includes any contributions made by the Associate's Employer on behalf of the Associate pursuant to a deferral election under any employee benefit plan containing a cash or deferred arrangement under Section 401(k) of the Code, and any amounts that would have been received as cash but for an election to receive benefits under a cafeteria plan meeting the requirements of Section 125 of the Code.

    Compensation also includes eligible cash incentive payments in the year paid to the Associate, and amounts deferred by the Active Participant pursuant to Section 2.05 of the Plan.

Compensation for a Plan Year shall be determined without regard to the limitations on annual compensation under Section 401(a)(17) of the Code and without regard to deferrals to this Plan.

An Associate who is in the service of the armed forces of the United States during any period in which his or her reemployment rights are guaranteed by law will be considered to have received the same rate of Compensation during his or her absence that he or she was receiving immediately prior to his or her absence, provided he or she returns to employment with an Employer within the time such rights are guaranteed.

Eligible Associate: An Associate who has satisfied the eligibility requirements of the Plan for a Plan Year in accordance with Section 2.02.

Employer: The Company and any subsidiary company or affiliate of the Company that is a Participating Employer as defined in Article I of the Savings Plan.

ERISA: The Employee Retirement Security Act of 1974, as amended from time to time.

Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

Human Resources and Compensation Committee: The Human Resources and Compensation Committee of the Board of Directors of the Parent Company.

Human Resources Committee: The Human Resources Committee of the Company.

Mirror Company Matching Contributions: The phantom amounts deemed to be contributed by the Company for each Plan Year as determined under Section 3.04.

Mirror Discretionary Contributions: The phantom amounts deemed to be contributed by the Company for each Plan Year as determined under Section 3.06.

Mirror Investment Funds: Phantom funds established as book reserve entries in the books and records of the Company to which a Participant's deferral amounts under the Plan are credited based on the investment elections of the Participant. The investment returns of such funds shall be assumed to match the returns of the same investment funds available to participants under the Savings Plan.

Mirror Retirement Account Contributions: The phantom amounts deemed to be contributed by the Company for each Plan Year as determined under Section 3.05.

Parent Company: J. C. Penney Company, Inc., a Delaware corporation, and any successor corporation.

Participant: An Eligible Associate who participates in the Plan in accordance with Article Two, and who has not yet received a distribution of the entire amount of his or her vested benefits under the Plan.

Personal Account: A phantom account established in accordance with Article Three to which a Participant's deferral amounts plus earnings are credited.

Plan: The J.C. Penney Corporation Inc. Mirror Savings Plan, as amended from time to time.

Plan Year: Each calendar year.

Savings Plan: Prior to January 27, 2002, the J. C. Penney Company, Inc. Savings, Profit-Sharing and Stock Ownership Plan, as amended from time to time, and on and after January 27, 2002, the J. C. Penney Corporation, Inc. Savings, Profit-Sharing and Stock Ownership Plan, as amended from time to time.

Separation from Service: The termination of employment of an Eligible Associate or a Participant because of retirement, resignation, discharge, disability or death. An Eligible Associate or Participant who transfers from one Employer to another Employer without a break in employment shall not be deemed to have a Separation from Service.

Valuation Date: With respect to all Mirror Investment Funds, each day of a calendar year on which the New York Stock Exchange is open.

With respect to transactions or distributions initiated by a Participant or Beneficiary, (a) the date of receipt by the plan administrator of the request if it is received prior to the close of the New York Stock Exchange, or (b) the next trading day if the request is received after the close of the New York Stock Exchange.

With respect to distributions not initiated by a Participant, the date the distribution is processed.

ARTICLE TWO

ELIGIBILITY AND PARTICIPATION

2.01  Eligibility Determined for Each Plan Year

The eligibility of each Associate to participate in the Plan as an Active Participant is determined for each Plan Year in accordance with Section 2.02 below. Eligibility for, or participation in, the Plan for a Plan Year does not give an Associate the right to defer part of his or her Compensation under the Plan for any other Plan Year.

2.02  Eligible Associate

An Associate shall be eligible to participate in the Plan as an Active Participant for a Plan Year if the Associate for the preceding Plan Year had:

(a) Satisfied the eligibility requirements to make deferrals to the Savings Plan; and

(b) Earnings in excess of $100,000 (as adjusted in accordance with Section 414(q)(1) of the Code)

(1)
If a current Associate, such earnings will be based on his actual Compensation through October 31 of such year plus his or her projected earnings from November 1 through December 31 of such year determined by using his or her base salary (as defined below) in effect on October 31 of such year.

(2)
If an Associate was not an Associate in the preceding Plan Year, he or she shall be eligible to participate in the year of hire or rehire if in addition to meeting the requirements of Section 2.02(a) above, he or she is expected to have projected earnings of at least an amount in excess of $100,000 (as adjusted in accordance with Section 414(q)(1) of the Code) in the current Plan Year based on his Base Salary.

Base salary shall mean the aggregate amount of the base pay rate (before any deductions of contributions or deferrals), commissions and amounts under the J.C. Penney Corporation, Inc. Management Incentive Compensation Plan due and payable to an Eligible Associate in the applicable Plan Year designated by his or her Employer as the Eligible Associate's monthly pay as reflected on the Employer's personnel records including any such amounts otherwise due and payable with respect to which his or her election to defer applies.

2.03  Participation

An Eligible Associate for a Plan Year shall participate in the Plan for that Plan Year as an Active Participant by making a timely election to defer in accordance with Section 2.04 below. An Eligible Associate who fails to satisfy the requirements of Section 2.04 below shall not be allowed to make an election to defer and shall not be an Active Participant for the applicable Plan Year.

A Participant who is not an Active Participant for a Plan Year shall continue to participate in the Plan in all respects except that such Participant shall not have the right to defer part of his or her Compensation under the Plan for that Plan Year, and shall not be entitled to a Mirror Company Matching Contribution or a Mirror Discretionary Contribution (as determined under Sections 3.04 or 3.06, respectively) for that Plan Year. A Participant hired on or after January 1, 2007, shall be entitled to receive a Mirror Retirement Account Contribution (as determined under 3.05) regardless of whether he or she is an Active Participant.

2.04  Election to Defer

All elections to defer for a Plan Year must be made in a manner approved by the plan administrator. An Eligible Associate for a Plan Year may elect to defer a percentage (as described in Section 2.05 below) of his or her Compensation for such Plan Year by filing an election which must be received by the plan administrator by December 31 of the preceding Plan Year. A newly Eligible Associate must file his or her election with the plan administrator within 30 days of his or her first date of eligibility for participation in the Mirror Plan. An Active Participant cannot change or terminate his or her election to defer during a Plan Year for that Plan Year except to the extent allowed under the hardship provisions of Section 7.05. However, an Eligible Associate may change his or her election to defer for a subsequent Plan Year with the plan administrator by December 31 of the preceding Plan Year.

An election to defer also shall terminate:

(a)	at the end of the Plan Year;

(b)	if the Eligible Associate or Participant has a Separation from Service with an Employer, or

(c)    if the Plan is terminated, or

(d)	upon a Change of Control that occurs before the date that payment of Compensation would have been made if not deferred.

2.05  Deferral Amounts

An Active Participant for a Plan Year may defer

(a) up to 14% of his Compensation in that Plan Year up to the earnings dollar limit, and,

(b) up to 75% of his Compensation in that Plan Year that exceeds the earnings dollar limit.

All deferral amounts shall be in whole percentages and made by payroll deduction. The earnings dollar limit of an Active Participant for a Plan Year shall be $225,000, as adjusted for cost of living increases in accordance with Section 401(a)(17) of the Code.

2.06  Investment Elections

A Participant shall complete an election, in the manner determined by the plan administrator, requesting that all of his or her future deferral amounts (in whole percentages) be applied to the purchase for him or her, as of the earliest practicable Valuation Date after such amounts are deferred, of units in his or her Personal Accounts within any one or more of the Mirror Investment Funds in each case at a price equal to the value of such units as of such Valuation Date.

Such election initially must be made prior to the commencement of his or her participation in the Plan and may be changed at any time during the Plan Year. Each such election shall be effective as soon as administratively feasible following receipt by the plan administrator or its delegate of the Participant's election.

In the event that no timely election by the Participant is on file with the plan administrator, such Participant shall be deemed to have elected that all deferral amounts shall be applied to the purchase for him or her of units in the Personal Account within the Mirror Investment Fund that is the Interest Income Fund.

ARTICLE THREE

BENEFITS

3.01  Establishment of Accounts

A Personal Account and a Company Account within each Mirror Investment Fund shall be established for each Participant in the Plan as if assets were invested in a trust. All amounts credited to the Personal Accounts and Company Accounts of a Participant shall at all times be held in the Company's general funds as part of the Company's general assets, unless a trust is established pursuant to Section 7.08.

The value, including gains and losses, of such accounts and funds shall be determined by the plan administrator in the same manner that the value is determined under the Savings Plan. As of each Valuation Date, the net asset value of a unit shall equal the net asset value of a unit as determined under the Savings Plan.

3.02  Personal Accounts

All amounts deferred by an Active Participant pursuant to Article Two shall be credited to his or her Personal Accounts within his or her Mirror Investment Funds specified in his or her investment election.

3.03 Company Accounts

All Company matching contributions shall be credited to the Company Account of each Active Participant at each pay period. All Mirror Retirement Account Contributions and Mirror Discretionary Contributions shall be credited to each Active Participant’s Company Account within 2 ½ months of the Plan Year end.

A Mirror Company Matching Contribution, a Mirror Retirement Account Contribution and a Mirror Discretionary Contribution (as determined under Sections 3.04, 3.05 and 3.06 below, respectively) shall be deemed to be invested in his or her Company Account within the Mirror Investment Funds in accordance with the Active Participant’s Investment election for his or her Personal Accounts under Section 2.06 of this Plan. In the event an Active Participant does not make an investment election, the Active Participant will be deemed to have elected the Mirror Investment Fund that is the Interest Income Fund.

Any amount of Company matching contributions credited to the Participant's Company account under the Savings Plan and subsequently cancelled so that said plan could satisfy the actual contribution percentage test (as described in the Savings Plan) shall be credited to his or her Company Account within the Mirror Investment Fund that is according to the Participant’s investment election in the year paid.

All amounts credited to the Company Accounts of a Participant shall be subject to the vesting provisions of Article Five.

3.04	Mirror Company Matching Contribution

For each Active Participant who has completed one year of employment and 1,000 hours of service, the Company will credit to the Mirror Company Matching Contribution account a matching contribution for each Active Participant in an amount equal to (i) 50% (or such other percent as may be determined from time to time by the Human Resources and Compensation Committee) of the Active Participant's deferral contribution to the Plan for each payroll period that does not exceed 6% of the Active Participant's Compensation for the payroll period reduced by (ii) the maximum matching contribution the Active Participant could have received under the Savings Plan. Each Active Participant's matching contribution will be calculated in the same manner as in the examples attached to the Plan as Exhibit A.

An Active Participant who had a Separation from Service shall vest in the Mirror Company Matching Account contribution if he or she terminated:

(a)	At or after age 65
(b)	Due to disability as defined under Section 409A(a)(2)(C) of the Code
(c)	Due to death, or
(d)	Due to Company-approved reduction in force or unit closing.

3.05 Mirror Retirement Account Contributions

For each Participant hired or rehired on or after January 1, 2007, who has completed one year of employment and 1,000 hours of service and with Compensation in excess of the earnings dollar limit, the Company shall contribute an amount to the Mirror Plan equal to the difference between the Active Participant’s Compensation and the earnings dollar limit multiplied by 2%.

An Active Participant must be in the active employ of an Employer on December 31 of the Plan Year to receive credit for a Mirror Retirement Account Contribution for that Plan Year; provided, however, that an Active Participant who had a Separation from Service before December 31 of said year shall receive credit for one-twelfth of the Mirror Retirement Account contribution for each month or part of a month employed during the Plan Year if he or she terminated:

(a)	At or after age 65
(b)	Due to disability as defined under Section 409A(a)(2)(C) of the Code
(c)	Due to death, or
(d)	Due to Company-approved reduction in force or unit closing.

An Associate shall not have a right or claim to any of the amounts contributed as a Mirror Retirement Account Contribution if the Associate is summarily discharged, as defined by the Company (including resignation in lieu thereof), unless the Benefits

Administration Committee, in its sole discretion, determines that such Associate shall be eligible for such benefits notwithstanding such summary discharge.

3.06 Mirror Discretionary Contribution

Pursuant to Section 3.03 of the Savings Plan, a Discretionary Contribution shall be credited for each Active Participant to the Company Account in the Mirror Plan in accordance with the calculated deferral percentage of the Active Participant and in a manner deemed appropriate by the Human Resources and Compensation Committee.

An Active Participant must be in the active employ of an Employer on December 31 of the Plan Year to receive credit for a Mirror Discretionary Contribution for that Plan Year; provided, however, that an Active Participant who had a Separation from Service before December 31 of said year shall receive credit for one-twelfth of the Mirror Discretionary Contribution for each month employed during the Plan Year if he or she terminated:

(a)	At or after age 65
(b)	Due to disability as defined under Section 409A(a)(2)(C) of the Code
(c)	Due to death, or
(d)	Due to a Company-approved reduction in force or unit closing.

An Associate shall not have a right or claim to any of the amounts contributed as a Discretionary Contribution if the Associate is summarily discharged, as defined by the Company (including resignation in lieu thereof), unless the Benefits Administration Committee, in its sole discretion, determines that such Associate shall be eligible for such benefits notwithstanding such summary discharge.

ARTICLE FOUR

TRANSFERS

4.01  Personal Accounts

A Participant may elect, once in each calendar day of the Plan Year, to transfer an amount (in whole percentages) equal to the value of all or part of his or her units in his or her Personal Accounts within any one or more of the Mirror Investment Funds to another one or more of his or her Personal Accounts within the Mirror Investment Funds. The value of such units shall be determined as of the Valuation Date. A transfer is effective only if made in the manner determined by the plan administrator.

4.02  Company Accounts

A Participant may elect, once in each calendar day of the Plan Year, to transfer an amount (in whole percentages) equal to the value of all or part of his or her units in his or her Company Accounts within any one or more of the Mirror Investment Funds to another one or more of his or her Company Accounts within the Mirror Investment Funds. The value of such units shall be determined as of the Valuation Date. A transfer is effective only if made in the manner determined by the plan administrator.

Notwithstanding any other provision of the Plan, a Participant who wishes to make transfers from both his or her Personal Accounts and Company Accounts during the same day, must do so as part of the same transaction.

ARTICLE FIVE

VESTING

5.01  Personal Accounts

A Participant shall be 100% vested in the value of his or her Personal Accounts within his or her Mirror Investment Funds at all times without regard to whether he or she is a Participant in the Plan for any future Plan Year.

5.02	Company Accounts

This Section 5.02 applies to Mirror Company Matching Contributions described in Section 3.04, Mirror Retirement Account Contributions described in 3.05; and Mirror Discretionary Contributions described in Section 3.06. A Participant shall be 100% vested in the value of his or her Company Accounts within his or her Mirror Investment Funds upon completion of three full years of service, and no vested interest prior to that time, for amounts credited for Plan Years beginning on or after January 1, 2007.

For amounts credited as Mirror Company Matching Contributions for Plan Years before January 1, 2007, such amounts will vest in the same vesting percentage attributable to the value of his or her Company accounts under the Savings Plan based on his or her full years of service (as defined in the Savings Plan) in accordance with the following table:

Full years of service	Vested Percentage

Less than 1	0%
1	20%
2	40%
3	60%
4	80%
5 or more	100%

5.03  Forfeitures

A Participant who is less than 100% vested in the value of his or her Company Accounts as of his or her Separation from Service shall forfeit the non-vested value of his or her Company Accounts. In the event the Participant subsequently is re-employed by an Employer within five years, the amount forfeited (without earnings) hereunder shall be restored to his or her Company Accounts in the same manner as the amount, if any, forfeited by his or her Savings Plan Company Accounts would be restored by purchasing units in accordance with the Participant’s investment election in effect at the time of his or her Separation from Service using the current market value as of the date of employment.

ARTICLE SIX

TYPE OF PLAN

6.01  Top Hat Plan

The Plan is intended to be a "pension plan" as defined in ERISA and is maintained by the Company on an unfunded basis primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees. As such, the Plan is intended to be construed so as not to provide income to any Participant or Beneficiary for purposes of the Internal Revenue Code prior to actual receipt of benefit payments under the Plan.

In the event that it should subsequently be determined by statute or by regulation or ruling that the Plan is not "a plan which is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of sections 201(2), 301(a)(3), 401 (a)(1), and 4021(b)(6) of ERISA and section 2520.104-24 of Chapter 29 of the Code of Federal Regulations, participation in the Plan shall be restricted by the plan administrator to the extent necessary to assure that it will be such a plan within the meaning of such sections.

Notwithstanding any other provision of the Plan, if the benefits of a Participant become taxable prior to distribution from the Plan, such amounts shall be distributed as soon as practicable to the affected Participant.

6.02  No Funding

Plan benefits shall be payable solely from the general assets of the Company. The Company shall not be required to, but may at its discretion, segregate or physically set aside any funds or assets attributable to Plan benefits. The Company shall retain title to and beneficial ownership of all assets of the Company, including any assets which may be used to pay Plan benefits. The cost of the Plan shall be expensed and a book reserve shall be maintained on the Company's financial statements.

No Participant or Beneficiary shall be deemed to have, pursuant to the Plan, any legal or equitable interest in any specific assets of the Company. To the extent that any Participant or Beneficiary acquires any right to receive Plan benefits, such right shall arise merely as a result of a contractual obligation and shall be no greater than, nor have any preference or priority over, the rights of any general unsecured creditor of the Company.

ARTICLE SEVEN

DISTRIBUTIONS

7.01 Normal Form of Payment

The normal form of payment of benefits under the Plan shall be 5 substantially equal annual installments payable in accordance with Section 7.02 below.

7.02 Separation from Service

A Participant who has a Separation from Service for a reason other than death shall be entitled to receive the vested benefits in his or her Personal Accounts and Company Accounts in 5 substantially equal annual installments.

The first annual installment shall be paid in January following the year in which occurs his or her Separation from Service. Each annual installment thereafter shall be paid in January of each year. Payment dates shall be determined by the plan administrator.

Notwithstanding the foregoing, if the present value of the Participant’s vested benefits does not exceed $5,000, such benefits shall be distributed to the Participant in a single sum payment in January following the year in which occurs the later of (a) his or her Separation from Service or (b) the date of receipt by the plan administrator of the Participant’s notice of employment termination. Such present value shall be determined as of the date of receipt by the plan administrator of the Participant’s notice of employment termination; provided, however, that if the Participant had a Separation from Service before January 1, 2000, such present value shall be determined as of December 31, 1999. The payment date shall be determined by the plan administrator.

7.03 Death

The Beneficiary of a Participant who (1) has a Separation from Service because of death, or (2) dies after his or her Separation from Service but before receiving all of his or her vested Plan benefits shall be entitled to receive the remaining annual installments to which the Participant was entitled as of the date of death. The first annual installment payable to the Beneficiary shall be paid in January following the Participant's date of death, or, if later, after satisfactory proof of death is received by the plan administrator. Each annual installment thereafter shall be paid in January of each year. Payment dates shall be determined by the plan administrator.

Notwithstanding the foregoing, if the present value of the Participant’s vested benefits does not exceed $5,000, such benefits shall be distributed to the Beneficiary of the Participant in a single sum payment in January following the Participant’s date of death, or, if later, after satisfactory proof of death is received by the plan administrator. The payment date shall be determined by the plan administrator.

A single-sum distribution shall be paid to the estate of the Participant if as of the date of death (1) no valid beneficiary designation by the Participant is on file with the plan administrator, (2) the Beneficiary has predeceased the Participant, or (3) the Beneficiary has died within 30 days after the Participant’s date of death.

A single-sum distribution shall be paid to the estate of the Beneficiary if the Beneficiary dies before receiving all benefits to which he or she was entitled under the Plan.

7.04  Alternate Form of Payment

A Participant entitled to receive benefits under Section 7.02 above may make an irrevocable election to receive (1) not more than 15 substantially equal annual installments, or (2) a single-sum distribution. The election must be made prior to the Participant's Separation from Service in a manner authorized by the plan administrator. If no election has been made by the Participant, benefits shall be paid in the normal form of payment in accordance with Section 7.02 above.

The first annual installment or single-sum distribution shall be paid in January following the year in which occurs his or her Separation from Service; provided, however, that the first annual installment or single-sum distribution shall not be paid until the January following the expiration of at least one calendar year after the year in which the Participant's election is made. Each annual installment thereafter shall be paid in January of each year.

A Participant also may make an irrevocable election to defer payment of the first installment or single-sum distribution to January of a later year provided the election is made prior to the Participant's Separation from Service in a manner authorized by the plan administrator. If no election has been made by the Participant, benefits shall commence in accordance with Section 7.02 or Section 7.04 above, whichever is applicable.

A Participant who elects both to change the normal form of payment and to defer payment must make the elections at the same time.

7.05  Hardship Distribution

A Participant or Beneficiary entitled to vested benefits under the Plan may request a single-sum distribution to satisfy a severe financial hardship resulting from an unforeseen event or emergency (as defined below) beyond his control. The distribution shall be limited to the amount necessary to satisfy the severe financial hardship (including any applicable federal, state or local taxes attributable to such distribution), and shall not exceed the current value of vested benefits payable to or on behalf of the Participant or Beneficiary.

An unforeseen event or emergency may include, but is not limited to, a sudden and unexpected illness or accident of the Participant or Beneficiary or his or her dependent, loss of his or her property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as the result of events beyond his or her control, but shall not include the purchase of his or her home or the college expenses of his or her child.

The determination of the existence of a severe financial hardship and the approval of a hardship distribution shall be made by the Chief Human Resources and Administration Officer, (or his successor by title or position) or his delegate except as provided below. Approval shall be given only if, taking into account all of the facts and circumstances, continued deferral of benefits or adherence to the Plan's payment schedule would result in a severe financial hardship to the Participant or Beneficiary. Approval shall not be granted if such hardship is or may be relieved through insurance, by liquidation of his or her assets (to the extent such liquidation would not itself cause severe financial hardship), or by terminating his or her election to defer.

With respect to a Participant who is a member of the Executive Board of the Company or a Participant who is subject to Section 16(b) of the Exchange Act, the determination of the existence of a severe financial hardship and the approval of the hardship distribution shall be made by the Human Resources and Compensation Committee.

In the case of a Participant or Beneficiary who receives a partial hardship distribution while receiving benefit payments, the regular payment schedule of the Participant or Beneficiary shall continue following such distribution.

7.06	Fund-Specific Installments or Hardship Distributions

The payment to a Participant or Beneficiary of installments or a hardship distribution shall reduce the value of his or her accounts in his or her Mirror Investment Fund(s) as designated by the Participant or Beneficiary. In the event the Participant or Beneficiary fails to designate the Mirror Investment Funds from which payment is to be made, the value of his or her Mirror Investment Funds shall be reduced on a pro-rata basis.

7.07 Form of Payments

Payment of all benefits from the Plan shall be made only by check. No payments of Company stock shall be permitted.

7.08 Change of Control

At the time of commencement of participation in the Plan, a Participant may make an irrevocable election to have his or her Plan benefits paid in a single-sum immediately upon a Change of Control (as hereafter defined). If the Participant makes such an election as described above, his or her vested Plan benefits shall be paid in a single-sum upon a Change of Control.

If the Participant does not make such an election, then, upon a Change of Control, assets of the Parent Company in an amount sufficient to pay benefits then due under the Plan shall immediately be transferred to a grantor trust to be established by the Parent Company for the purpose of paying benefits hereunder, and the Personal Account and Company Account shall thereafter be paid to the Participant from such trust in accordance with the terms of the Plan; provided that at the time of such Change of Control, the Participant may make an irrevocable election to have his or her Plan benefits paid in a single-sum immediately, in which event the Participant’s benefits shall be reduced by 10% as a penalty for early withdrawal, and the Participant shall receive a single-sum payment of only 90% of his or her benefits otherwise payable under the Plan. On each anniversary date of the date of a Change of Control, the Parent Company shall transfer to the grantor trust an amount necessary to pay all benefits accrued under the plan during the preceding twelve months.

For purposes of this Section 7.08, a Change of Control shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

    (a)  any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Parent Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Parent Company or its Affiliates) representing 50% or more of the combined voting power of the Parent Company’s then outstanding securities; or

(b) during any period of two consecutive calendar years, the following individuals cease for any reason to constitute a majority of the number of directors then serving as directors of the Parent Company: individuals, who on July 14, 1999 constitute the Board of Directors of the Parent Company and any new director (other than a director whose initial assumption of office is in connection with the settlement of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Parent Company) whose appointment or election by the Board of Directors of the Parent Company or nomination for election by the Parent Company’s stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on July 14, 1999 or whose appointment, election or nomination for election was previously so approved or recommended; or

(c) there is consummated a merger or consolidation of the Parent Company or any direct or indirect subsidiary of the Parent Company with any other corporation of entity, other than

(i)
a merger or consolidation which would result in the voting securities of the Parent Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Parent Company or any subsidiary of the Parent Company, at least 50% of the combined voting power of the securities of the Parent Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation, or

(ii)
a merger or consolidation effected solely to implement a recapitalization of the Parent Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Parent Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Parent Company or its Affiliates) representing 50% or more of the combined voting power of the Parent Company’s then outstanding securities; or

(d) the stockholders of the Parent Company approve a plan of complete liquidation or dissolution of the Parent Company, or there is consummated a sale or disposition by the Parent Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Parent Company’s consolidated assets, other than any such sale or disposition to an entity at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Parent Company in substantially the same proportions as their ownership of the voting securities of the Parent Company immediately prior to such sale or disposition; or

(e)  the execution of a binding agreement that if consummated would result in a Change of Control of a type specified in subparagraphs (a) or (c) above (an “Acquisition Agreement”) or of a binding agreement for the sale of disposition of assets that, if consummated, would result in a Change of Control of a type specified in subparagraph (d) above (an “Asset Sale Agreement”) or the adoption by the Board of Directors if the Parent Company of a plan of complete liquidation or dissolution of the Parent Company that, if consummated, would result in a Change of Control of a type specified in subparagraph (d) above (a “Plan of Liquidation”), provided, however, that a Change of Control of the type specified in this subparagraph (e) shall not be deemed to exist or have occurred as a result of the execution of such Acquisition Agreement or Asset Sale Agreement, or the adoption of such a Plan of Liquidation, from and after the Abandonment Date. As used in this subparagraph (e), the term “Abandonment Date” shall mean the date on which

(i)	an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation is terminated (pursuant to its terms or otherwise) without having been consummated,

(ii)	the parties to an Acquisition Agreement or Asset Sale Agreement abandon the transactions contemplated thereby,

(iii)	the Parent Company abandons a Plan of Liquidation, or

(iv)
a court or regulatory body having competent jurisdiction enjoins or issues a cease and desist or stop order with respect to or otherwise prevents the consummation of, or a regulatory body notifies the Parent Company that it will not approve an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation or the transactions contemplated thereby and such injunction, order or notice has become final and not subject to appeal; or

(f) the Board of Directors of the Parent Company adopts a resolution to the effect that, for purposes of this Plan, a Change of Control has occurred.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Parent Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity (i) which owns all or substantially all of the assets of the Parent Company immediately following such transaction or series of transactions, (ii) which is intended to reflect or track the value or performance of a particular division, business segment or subsidiary of the Parent Company, or (iii) which is an affiliated company, subsidiary, or spin-off entity owned by the stockholders of the Parent Company in substantially the same proportions as their ownership of stock of the Parent Company on the date of such spin-off.

As used in connection with the foregoing definition of Change of Control, “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act; “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act; “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time; “Parent” shall mean any entity that becomes the Beneficial Owner of at least 50% of the voting power of the outstanding voting securities of the Parent Company or of an entity that survives any merger or consolidation of the Parent Company or any direct or indirect subsidiary of the Parent Company; and ‘Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Parent Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Parent Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation or entity owned, directly or indirectly, by the stockholders of the Parent Company in substantially the same proportions as their ownership of stock of the Parent Company.

7.09 Reemployed Participants

If the Participant is reemployed, his or her scheduled payments under Section 7.02 or Section 7.04 shall cease and his or her election, if any, under Section 7.04 shall be void. The Participant may make a new election under Section 7.04 prior to his or her subsequent Separation from Service that shall apply to any unpaid benefits and to any additional benefits payable to or on behalf of the Participant because of a subsequent Separation from Service.

If no new election is made by the Participant, benefits shall be paid in the normal form of payment in accordance with Section 7.02 above.

ARTICLE EIGHT

AMENDMENT AND TERMINATION

8.01 Plan Amendment

The Human Resources and Compensation Committee may amend the Plan at any time and from time to time, without prior notice to any Participant or Beneficiary; provided, however, that the Human Resources Committee also may make amendments that relate primarily to the administration of the Plan, are applied in a uniform and consistent manner to all Participants, and are reported to the Human Resources and Compensation Committee.

8.02 Plan Termination

The Board of Directors of the Parent Company may terminate or discontinue the Plan at any time. If the Plan is terminated, it shall be on such terms and conditions as the Board of Directors of the Parent Company shall deem appropriate.

8.03 Automatic Plan Termination

This Plan is expressly conditioned on the continued deferral of income tax on amounts deferred by a Participant under the Plan until such amounts are actually distributed to the Participant. If, as a result of an adverse determination by the Internal Revenue Service or a change in the tax laws or applicable income tax regulations, amounts deferred by Participants under the Plan become subject to income tax prior to the actual distribution of such amounts, the Plan and each election to defer hereunder shall automatically terminate as of the effective date of such change in the law without any formal action by the Board of Directors to terminate the Plan.

ARTICLE NINE

MISCELLANEOUS

9.01 Plan Administration

The Plan shall be administered under the direction of the Human Resources and Compensation Committee. Except as otherwise provided below, the Benefits Administration Committee shall be considered the plan administrator for purposes of ERISA.

The Human Resources and Compensation Committee may delegate all or some of the responsibility for the administration of the Plan to the Human Resources Committee or the Benefits Administration Committee in which case such Committee shall assume such delegated power and authority in administering the Plan to that extent; provided, however, that in no event shall the Human Resources Committee or the Benefits Administration Committee have any power or authority with respect to matters involving a Participant who is a member of the Executive Board of the Company or a Participant who is subject to Section 16(b) of the Exchange Act.

The plan administrator has the authority and discretion to construe and interpret the Plan. As part of this authority, the plan administrator has the discretion to resolve inconsistencies or ambiguities in the language of the Plan, to supply omissions from or correct deficiencies in the language of the Plan, and to adopt rules for the administration of the Plan which are not inconsistent with the terms of the Plan. The plan administrator also has the authority and discretion to resolve all questions of fact relating to any claim for benefits as to any matter for which the plan administrator has responsibility. All determinations of the plan administrator are final and binding on all parties.

Each person considered to be a fiduciary with respect to the Plan shall have only those powers and responsibilities as are specifically given that person under this Plan. It is intended that each such person shall be responsible for the proper exercise of his or her own powers and responsibilities, and shall not be responsible for any act or failure to act of any other person considered to be a fiduciary or any act or failure to act of any person considered to be a non-fiduciary.

9.02 Plan Expenses

All Plan administration expenses incurred by the Company or the plan administrator shall be paid by the Company.

9.03 Effect on Other Benefits

Participation in the Plan shall not reduce any welfare benefits or retirement benefits offered by the Company, except that the amounts deferred under the Plan and any Plan benefits shall not be considered "Compensation" for purposes of the Savings Plan.

9.04 No Guarantee of Employment

Neither participation in the Plan nor any action taken under the Plan shall confer upon a Participant any right to continue in the employ of an Employer or affect the right of such Employer to terminate the Participant's employment at any time.

9.05 Disclaimer of Liability

The Employer shall be solely responsible for the payment of Plan benefits hereunder. The members of the Human Resources and Compensation Committee and the Human Resources Committee, and the officers, directors, employees, or agents of the Company or any other Employer, shall not be liable for such benefits. Unless otherwise required by law, no such person shall be liable for any action or failure to act, except where such act or omission constitutes gross negligence or willful or intentional misconduct.

9.06 Severability

If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall apply only to that provision, and shall not affect or render invalid or unenforceable any other provision of the Plan. In such event, the Plan shall be administered and construed as if such invalid or unenforceable provision were not contained herein. If the application of any Plan provision to any Participant or Beneficiary shall be held invalid or unenforceable, the application of such provision to any other Participant or Beneficiary shall not in any manner be affected thereby.

9.07 Successors

The Plan and any election to defer shall be binding on (i) the Company and its successors and assigns, (ii) any Employer and its successors and assigns, (iii) each Participant, (iv) each Beneficiary, and (v) the heirs, distributees, and legal representatives of each Participant and Beneficiary.

9.08 Governing Law

Except to the extent that the Plan may be subject to the provisions of ERISA, the Plan shall be construed and enforced according to the laws of the State of Texas without giving effect to the conflict of laws principles thereof. In the event limitations imposed by ERISA on legal actions do not apply, the laws of the State of Texas shall apply, and a cause of action under the Plan must be brought no later than four years after the date the action accrues.

9.09 Construction

As used herein, the masculine shall include the feminine, the singular shall include the plural, and vice versa, unless the context clearly indicates otherwise. Titles and headings herein are for convenience only and shall not be considered in construing the Plan. The words "hereof," "hereunder", and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

9.10 Taxes

Any taxes imposed on Plan benefits shall be the sole responsibility of the Participant or Beneficiary. The Company shall deduct from Plan benefits any federal taxes, state taxes, local taxes, or other taxes required to be withheld. The Company shall, unless the plan administrator elects otherwise, withhold such taxes at the applicable flat rate percentage. The Company shall also deduct from any payment of Compensation, including any cash incentive payments, on the date such payment would have been made if not deferred under this Plan Social Security and Medicare taxes or other taxes required to be withheld on such date.

9.11 Non-Assignabilty

Unless otherwise required by law, and prior to distribution to a Participant or Beneficiary, Plan benefits shall not be subject to assignment, transfer, sale, pledge, encumbrance, alienation, or charge by such Participant or Beneficiary, and any attempt to do so shall be void. Plan benefits shall not be liable for or subject to garnishment, attachment, execution, or levy, or liable for or subject to the debts, contracts, or liabilities of the Participant or Beneficiary; provided, however, that the Company may offset from the payment of any Plan benefits to a Participant or Beneficiary amounts owed by the Participant to an Employer.

9.12 Claims Procedure

If a Participant or Beneficiary ("claimant") does not receive the benefits which the claimant believes he or she is entitled to receive under the Plan, the claimant may file a claim for benefits with the Chief Human Resources and Administration Officer (or his or her delegate). All claims must be made in writing and must be signed by the claimant. If the claimant does not furnish sufficient information to determine the validity of the claim, the Chief Human Resources and Administration Officer (or his or her delegate) will indicate to the claimant any additional information which is required.

Each claim will be approved or disapproved by the Chief Human Resources and Administration Officer (or his or her delegate) within 90 days following receipt of the information necessary to process the claim. In the event the Chief Human Resources and Administration Officer (or his or her delegate) denies a claim for benefits in whole or in part, the Chief Human Resources and Administration Officer (or his or her

delegate) will notify the claimant in writing of the denial of the claim. Such notice by the Chief Human Resources and Administration Officer (or his or her delegate) will also set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim with an explanation of why such material or information is necessary, and an explanation of the Plan's claim review procedure as set forth below. If no action is taken by the Chief Human Resources and Administration Officer (or his or her delegate) on or a claim within 90 days, the claim will be deemed to be denied for purposes of the review procedure below.

A claimant may appeal a denial of his or her claim by requesting a review of the decision by the plan administrator. An appeal must be submitted in writing within six months after the denial and must (i) request a review of the claim for benefits under the Plan, (ii) set forth all the grounds upon which the claimant's request for review is based and any facts in support thereof, and (iii) set forth any issues or comments which the claimant deems pertinent to the appeal.

The plan administrator will make a full and fair review of each appeal and any written materials submitted in connection with the appeal. The plan administrator will act upon each appeal within 60 days after receipt thereof, unless special circumstances require an extension of the time for processing, in which case a decision will be rendered as soon as possible but not later than 120 days after the appeal is received. The claimant will be given the opportunity to review pertinent documents or materials upon submission of a written request to the plan administrator, provided the plan administrator finds the requested documents or materials pertinent to the appeal. On the basis of its review, the plan administrator will make an independent determination of the claimant's eligibility for benefits under the Plan.

The decision of the plan administrator on any claim for benefits will be final and conclusive upon all parties thereto. In the event the plan administrator denies an appeal in whole or in part, the plan administrator will give written notice of the decision to the claimant, which notice will set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial and specific reference to the pertinent Plan provisions on which the decision was based.

ARTICLE TEN

SECTION 409A TRANSITION RELIEF

10.01   Priority over Other Provisions

The provisions set forth in this Article will supersede any conflicting provisions of the Plan.

10.02 Cancellation of Deferrals and Termination of Participation

Any amount subject to Code section 409A paid to a Participant during 2005 that would otherwise violate the requirements of Code section 409A(a)(2), (3), or (4) will be treated as a distribution in termination of the Participant’s participation in the Plan or a cancellation of the Participant's deferral election. The amounts subject to termination or cancellation will be includible in the Participant’s income in the calendar year 2005. This paragraph applies to (i) payments in 2005 to a specified employee, as that term is defined in Code section 409A(a)(2)(B)(i), within six months after the date of the Participant’s separation from service, as that term is defined by the Secretary; (ii) payments in 2005 pursuant to the election of an alternate form of payment under Section 7.04; and (iii) any other payments in 2005 otherwise in violation of Code section 409A(a)(2), (3), or (4).

10.03 Change in Payment Elections or Conditions on or Before December 31, 2006

With respect to amounts subject to Code section 409A, a Participant may make a new payment election on or before December 31, 2006, as permitted by the preamble to the Proposed Regulations; and the election will not be treated as a change in the timing and form of payment under Code section 409A(a)(4) or an acceleration of a payment under Code section 409A(a)(3); provided, however, that a Participant cannot in 2006 change payment elections with respect to payments that the Participant would otherwise receive in 2006, or to cause payments to be made in 2006. Any election made by a Participant on or before December 31, 2006 (including an election made before January 1, 2005) that applies to an amount accrued under the Plan subject to Code section 409A will be treated as a new election under this paragraph unless an election in 2006 would apply to amounts that otherwise would be payable in 2006.

Exhibit A
Examples of Mirror Company Matching Contribution

	Example One:
(a)	Gross Compensation	250,000
(b)	401(a)(17) Compensation	220,000
(c)	Incentive Compensation	50,000
(d)	Mirror Plan Election for Compensation below 401(a)(17)	5.00%
(e)	Mirror Plan Election for Compensation above 401(a)(17)	10.00%
(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	5.00%
(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	5.00%
(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((b)-(c))*(d)	8,500
(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	2,500
(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	3,000
(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	12,540
(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	26,540
(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	15,000
(o)	Times match rate: (n)*(h)		7,500
(p)	LESS
(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	12,540
(r)	Times match rate: (q)*(h)		6,270
Total Mirror Plan contributions new formula: (o)-(r)			1,230

Exhibit A
Examples of Mirror Company Matching Contribution
	Example Two:
(a)	Gross Compensation	150,000
(b)	401(a)(17) Compensation	220,000
(c)	Incentive Compensation	20,000
(d)	Mirror Plan Election for Compensation below 401(a)(17)	3.00%
(e)	Mirror Plan Election for Compensation above 401(a)(17)	0.00%
(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	1.00%
(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%
(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((a)-(c))*(d)	3,900
(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	200
(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	0
(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	8,754
(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	12,854
(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	9,000
(o)	Times match rate: (n)*(h)		4,500
(p)	LESS
(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	8,754
(r)	Times match rate: (q)*(h)		4,377
Total Mirror Plan contributions new formula: (o)-(r)			123

Exhibit A
Examples of Mirror Company Matching Contribution
	Example Three:
(a)	Gross Compensation	2,000,000
(b)	401(a)(17) Compensation	220,000
(c)	Incentive Compensation	300,000
(d)	Mirror Plan Election for Compensation below 401(a)(17)	3.00%
(e)	Mirror Plan Election for Compensation above 401(a)(17)	5.00%
(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	0.00%
(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	10.00%
(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((b)-(c))*(e)	6,600
(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(g)	30,000
(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b)-(c))*(e)	74,000
(l)	Lesser of Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i))*.06, if (a)>(b) then (b)-(i)*.06	12,804
(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	123,404
(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	120,000
(o)	Times match rate: (n)*(h)		60,000
(p)	LESS
(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	12,804
(r)	Times match rate: (q)*(h)		6,402
Total Mirror Plan contributions new formula: (o)-(r)			53,598

Note: If a participant hits the compensation limit before his incentive compensation is paid (as in the above example), the formula is changed to use the appropriate percentage election and so that the deferrals on the Incentive Compensation do not reduce the compensation used in the Savings Plan.

Exhibit A
Examples of Mirror Company Matching Contribution
	Example Four:
(a)	Gross Compensation	450,000
(b)	401(a)(17) Compensation	220,000
(c)	Incentive Compensation	50,000
(d)	Mirror Plan Election for Compensation below 401(a)(17)	6.00%
(e)	Mirror Plan Election for Compensation above 401(a)(17)	6.00%
(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	6.00%
(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%
(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((b)-(c))*(d)	10,200
(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	3,000
(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	13,800
(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	12,408
(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	39,408
(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	27,000
(o)	Times match rate: (n)*(h)		13,500
(p)	LESS
(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	12,408
(r)	Times match rate: (q)*(h)		6,204
Total Mirror Plan contributions new formula: (o)-(r)			7,296

Exhibit A
Examples of Mirror Company Matching Contribution
	Example Five:
(a)	Gross Compensation	150,000
(b)	401(a)(17) Compensation	220,000
(c)	Incentive Compensation	50,000
(d)	Mirror Plan Election for Compensation below 401(a)(17)	1.00%
(e)	Mirror Plan Election for Compensation above 401(a)(17)	0.00%
(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	1.00%
(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%
(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((a)-(c))*(d)	1,000
(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	500
(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	0
(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	8,910
(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	10,410
(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	9,000
(o)	Times match rate: (n)*(h)		4,500
(p)	LESS
(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	8,910
(r)	Times match rate: (q)*(h)		4,455
Total Mirror Plan contributions new formula: (o)-(r)			45

Exhibit A
Examples of Mirror Company Matching Contribution
	Example Six:
(a)	Gross Compensation	150,000
(b)	401(a)(17) Compensation	220,000
(c)	Incentive Compensation	50,000
(d)	Mirror Plan Election for Compensation below 401(a)(17)	4.00%
(e)	Mirror Plan Election for Compensation above 401(a)(17)	0.00%
(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	0.00%
(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%
(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((a)-(c))*(d)	4,000
(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	0
(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	0
(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	8,760
(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	12,760
(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	9,000
(o)	Times match rate: (n)*(h)		4,500
(p)	LESS
(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	8,760
(r)	Times match rate: (q)*(h)		4,380
Total Mirror Plan contributions new formula: (o)-(r)			120

Exhibit A
Examples of Mirror Company Matching Contribution
	Example Seven:
(a)	Gross Compensation	150,000
(b)	401(a)(17) Compensation	220,000
(c)	Incentive Compensation	50,000
(d)	Mirror Plan Election for Compensation below 401(a)(17)	2.00%
(e)	Mirror Plan Election for Compensation above 401(a)(17)	0.00%
(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	6.00%
(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%
(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((a)-(c))*(d)	2,000
(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	3,000
(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	0
(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	8,700
(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	13,700
(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	9,000
(o)	Times match rate: (n)*(h)		4,500
(p)	LESS
(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	8,700
(r)	Times match rate: (q)*(h)		4,350
Total Mirror Plan contributions new formula: (o)-(r)			150

Exhibit A
Examples of Mirror Company Matching Contribution
	Example Eight:
(a)	Gross Compensation	200,000
(b)	401(a)(17) Compensation	220,000
(c)	Incentive Compensation	50,000
(d)	Mirror Plan Election for Compensation below 401(a)(17)	1.00%
(e)	Mirror Plan Election for Compensation above 401(a)(17)	0.00%
(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	1.00%
(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%
(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((a)-(c))*(d)	1,500
(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	500
(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	0
(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	11,880
(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	13,880
(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	12,000
(o)	Times match rate: (n)*(h)		6,000
(p)	LESS
(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	11,880
(r)	Times match rate: (q)*(h)		5,940
Total Mirror Plan contributions new formula: (o)-(r)			60

Exhibit A
Examples of Mirror Company Matching Contribution
	Example Nine:
(a)	Gross Compensation	450,000
(b)	401(a)(17) Compensation	220,000
(c)	Incentive Compensation	50,000
(d)	Mirror Plan Election for Compensation below 401(a)(17)	14.00%
(e)	Mirror Plan Election for Compensation above 401(a)(17)	0.00%
(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	10.00%
(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%
(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((b)-(c))*(d)	23,800
(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	5,000
(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	0
(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	11,472
(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	40,272
(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	27,000
(o)	Times match rate: (n)*(h)		13,500
(p)	LESS
(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	11,472
(r)	Times match rate: (q)*(h)		5,736
Total Mirror Plan contributions new formula: (o)-(r)			7,764

 Appendix A

DOCUMENT HISTORY

This document contains the plans adopted on July 8, 1998 by the J. C. Penney Company, Inc. Board of Directors effective January 1, 1999 as amended on the dates and under the authorities noted below:

December 11, 1998	Human Resources Committee
January 1, 1999	Effective Date
July 14, 1999	Board of Directors
December 10, 1999	Human Resources Committee
December 11, 2000	Human Resources Committee
March 22, 2001	Human Resources and Compensation Committee

June 1, 2001	Director of Human Resources

October 10, 2001	Human Resources Committee

January, 27, 2002	Chief HR and Admin. Officer

June 1, 2002	Director of Human Resources

November 14, 2006	Human Resources and Compensation Committee

February 28, 2007	Human Resources and Compensation Committee